UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

Information Statement Pursuant to Section 14 (c) of

the Securities Exchange Act of 1934

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NEXT-ChemX Corporation

(Name of Registrant as Specified in its Charter)

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1111 W 12th Street, #113 Austin, Texas 78703

ir@next-chemx.com

+1 (512) 663 2690

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

Dear NEXT-ChemX Stockholder:

A complete version of this Notice and Information Statement is made available on our Website (www.next-chemx.com/investor-information/corporate-documents/) and has been filed with the Securities and Exchange Commission (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude) as at the close of business on Wednesday, June 22, 2022. This notice and the full information statement is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the direction of the Board of Directors of NEXT-ChemX Corporation, a Nevada corporation (the “Company”) to the shareholders of the $0.001 par value per share of the common stock of the Company (the “Stockholders”), to notify such Stockholders of certain actions taken by written consent of the holders of a majority of the Common Stock voting securities dated 19th June, 2022 (“Written Consent”) in accordance with 78.320.2 of the Nevada Revised Statutes and the Company’s governing documents. Such Written Consent was taken by Stockholders representing 85.4% of the total issued and outstanding voting power of the 27,914,383 shares of Common Stock of the Company (the “Majority Stockholders”). Pursuant to Rule 14(c)-2 of the Exchange Act, the certain actions to be taken pursuant to the Written Consent shall be taken on or about July 15, 2022, twenty (20) days after this information statement is made available. Only Stockholders of common stock of record (“Stockholders of Record”) at the close of business on June 20th, 2022 (the “Record Date”) are being given notice of the actions to be taken pursuant to the Written Consent and only Stockholders of Record are included in the calculation of the shares outstanding that are eligible to vote on the decisions to be made. This notice is being given solely for the purpose of informing Stockholders of Record of the corporate actions taken by Written Consent before they take effect. The details of the actions to be taken pursuant to the Written Consent are set forth in the information statement fully available on the websites of both: next-chemx.com and sec.gov/edgar.

The cost of furnishing this information statement will be borne by us. We will make this notice available to Stockholders of Record and certain beneficial stockholders were requested by brokerage houses, nominees, custodians, fiduciaries and other like parties. The Information Statement is duly made available as set out above and may also be requested by Stockholders of Record by email request to ir@next-chemx.com from an email address associated with the Stockholder of Record’s information on file with the Company.

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR VOTING STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

Dated: June 22, 2022

/s/ Benton Wilcoxon
Chairman of the Board of Directors
Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A MEETING OF THE STOCKHOLDERS, DATED JUNE 19, 2022

To the Holders of Our Common Stock:

NOTICE IS HEREBY GIVEN that on June 19, 2022, the Company’s Board of Directors and the Majority Stockholders adopted the Written Consent, in lieu of the annual meeting of the stockholders approving the following actions:

1. The re-appointment of two (2) members to our Board of Directors to hold office until our 2023 Annual Meeting or until their respective successor(s) are elected and qualified.

2. The re-appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock as of the Record Date.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capital consisted of 100,000,000 shares of common stock par value $0.001 (the “Common Stock”), and 5,000,000 shares of preferred stock par value $0.001 (“Preferred Stock”) of which none have been designated.

As of the Record Date, there are 27,914,383 shares of Common Stock of the Company issued and outstanding. No shares of Preferred Stock are issued and outstanding.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this information statement has been made available and notice of where to find the information statement has been sent to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on July 15, 2022.

Our principal executive offices are located at NEXT-ChemX Corporation, 1111 W 12th St, # 113, Austin, Texas 78703 USA and our telephone number is +1 (512) 663 2690.

When used in this Information Statement, the terms “we,” “us,” “our” “NEXT-ChemX” and “the Company” mean NEXT-ChemX Corporation, a Nevada corporation, and its business.

ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify all Stockholders of Common Stock on the Record Date (Stockholders of Record) that the following corporate actions are expected to be taken on or around July 15, 2022:

● The appointment of two (2) members to our Board of Directors to hold office until our 2023 Annual Meeting or until their respective successor(s) is/are elected and qualified.

● The appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year.

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934 as well as generally to keep our Stockholders informed.

Why is no formal Stockholders’ Meeting be held?

In accordance with applicable rules and regulations and our Bylaws dated December 8, 2021:

(1)	Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company’s outstanding shares of Common Stock are required to carry the motions to elect the directors of the Company and to appoint its auditors; and
(2)	any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Company.

On June 19th, 2022, pursuant to the Written Consent signed by Stockholders owning 23,844,448 shares of Common Stock being eighty-five point four percent (85.4%) of the 27,914,383 shares of Common Stock issued and outstanding, all the measures to be placed before the Stockholders at the 2022 annual general meeting were approved and are to be implemented on or around July 15, 2022.

FOR THIS REASON WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

THE ACTIONS PLACED BEFORE THE SHAREHOLDERS, HAVING EFFECTIVELY BEEN DECIDED BY A MAJORITY OF THE SHAREHOLDERS BY WRITTEN CONSENT, WILL BE IMPLEMENTED WITHOUT A SHAREHOLDERS’ MEETING NO SOONER THAN 20 DAYS FROM THE DATE OF COMMUNICATION OF NOTICE OF THIS INFORMATION STATEMENT.

Why did I receive a notice in the mail regarding the Internet and email availability of Information Statement materials instead of a full set of printed materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC) which the Company follows voluntarily, we are making this Information Statement and our Annual Report for the year ended December 31, 2021 (Annual Report and, together with this Information Statement, the information statement materials) available to Stockholders electronically via the Internet and by email.

Stockholders will receive notification of the availability of the information statement materials and receive the information statement materials via email or if so requested, printed copies of the information statement materials will be sent. Please think of the environment and reducing our carbon footprint and where possible request materials only by email.

Instructions on how to request a printed copy may be found in this Information Statement. We believe that the electronic process via email expedites your receipt of the information statement materials and reduces the cost and environmental impact of printing information statement materials.

On or about June 22, 2022, Stockholders of record and beneficial owners of our common stock at the close of business on June 20, 2022 (Stockholders of Record) will be sent a Notice instructing them as to how to receive their information statement materials via the Internet or email.

How many votes are required to approve each proposal and how will this be voted?

Under our By-Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast at a Meeting at which a quorum is present.

Similarly, the affirmative vote of a majority of shares cast at a Meeting at which a quorum is present is required to ratify the appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year.

On June 20, 2022, Stockholders representing a majority of all the issued and outstanding shares of the Company agreed by Written Consent in accordance with section 78.320.2 of the Nevada Revised Statutes and the Company’s governing documents (1) to the items being proposed and (2) to enact such decisions on or around July 15, 2022. Since such Written Consent was taken by Stockholders representing 85.4% of the total issued and outstanding voting power of the 27,914,383 shares of Common Stock of the Company and considering this represents a clear majority on all the matters proposed and constitutes a quorum it may be taken that these decisions will be enacted on or around July 15, 2022.

As a result there will be no Stockholders’ meeting held.

What is the difference between holding shares as a Stockholder of Record and as a beneficial owner?

Some of our Stockholders hold their shares through a broker, trustee, bank, other financial intermediary, or other nominee rather than directly in their own name. As summarized below, there are some differences between Stockholders of Record and beneficial owners.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, 237 West 37th Street, Suite 602, New York, NY 10018, USA as of the close of business on June 20th, 2022, you are considered the Stockholder of record with respect to those shares, and the Notice of the availability of the information statement will be sent to you, via mail, email or otherwise, directly to you by the Company.

Beneficial Owners

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary, or other nominee, as of the close of business on June 20, 2022, you are considered the beneficial owner of those shares held in “street form”. The Notice of information statement materials will be made available, via mail, email or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the “intermediary”) and they will forward this notice to you.

What Corporate matters did the Majority Stockholders vote for?

The Majority Stockholders have voted in favor of the following Proposals:

●	The appointment of two (2) members to our Board of Directors to hold office until our 2023 Annual Meeting or until their respective successor(s) is/are elected and qualified.

●	The appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year.

Will any other actions be taken resulting from the Written Consent?

No.

Will the results of the decisions of the Written Consent be additionally published?

We will report on Form 14-C in a definitive Information Statement the results of the decision-making process when it takes effect approximately 20 days’ time after this notice. The definitive Information statement will be made available on our Company Website (www.next-chemx.com/investor-information/corporate-documents/) and on the Securities and Exchange Commission website under our Company name and trading symbol “CHMX” (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude) on or around July 15, 2022.

Am I being solicited or required to vote?

No. Since a clear majority of the issued and outstanding shares of Common Stock of the Company have already pledged to adopt the decisions required to be decided at the Annual Meeting by Written Consent made on June 19th, 2022 in accordance with section 78.320.2 of the Nevada Revised Statutes and the Company’s governing documents, additional votes are not required and proxies from other Stockholders are not being sought. The decisions made will be acted on by Written Consent on or around July 15th, 2022 in accordance with Rule 14(c)-2 of the Exchange Act.

Is there a list of Stockholders of Record?

A list of Stockholders of Record may be obtained by our Stockholders of record from the President of the Company via an email request sent to ir@next-chemx.com. If you are a beneficial owner, such request should be made through the Stockholder of record holding your shares.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING AND OTHER STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “expects,” “projects” “anticipates,” “intends,” “plans,” “believes,” “sees,” “estimates” and variations of such words and similar expressions that are intended to identify such forward-looking statements. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter. Such reports should be read in their entirety, however, attention is particularly drawn to the disclosure of risk factors. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document or in any documents or verbal statements which may be made during the Annual General meeting or in answers to questions made by Stockholders.

ACTION 1: ELECTION OF DIRECTORS

Summary

Our entire Board is elected annually by our Stockholders and currently consists of two members. During the course of 2022, it is anticipated that the number of directors will be increased to between three and five with the addition of new “independent directors”. At present, however, both directors are standing for re-election for a one-year term, to hold office until the 2023 Annual Meeting of Stockholders and until their successors have been elected and qualified.

The nominees for re-election are: Benton Wilcoxon and J. Michael Johnson.

Each of the director nominees is willing and able to stand for election and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.

Director Nominees

The biography of each of the nominees is listed below and contains information regarding the person’s service as a director for NEXT-ChemX Corporation; their business experience, other public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director in light of our business and structure.

ACTION 2: APPOINTMENT OF BF BORGERS CPA PC, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR

Our independent registered public accountants are appointed annually by the Stockholders for the year in hand and will carry out the review of quarterly financial statements and the full audit of our 2022 year-end financial statements. They also review the SEC filings relating to our accounts. BF Borgers performs 10-K audits and 10-Q quarterly reviews according to PCAOB standards for over 80 publicly traded companies around the world. These companies range from start-up and development stage to successful mid-market companies.

BF Borgers has been the appointed auditor for the Company since 2020.

NOMINEES FOR DIRECTOR ELECTED UNDER THE WRITTEN CONSENT.

Benton H Wilcoxon

Mr. Wilcoxon has served as a Director and Chief Executive Officer of NEXT-ChemX Corporation for one year and approximately 2 months since April 2021. Benton is an accomplished American entrepreneur with a world-class talent for integrating new material technologies into revolutionary products. He has founded upwards of 10 companies to commercialize new products, most notably Ashurst Technology Ltd (“Ashurst”) and Composite Technology Corporation (“CTC”). As the head of Ashurst, he identified and was the first to develop and commercialize aluminum scandium alloys for aerospace, marine and sports equipment applications. In that role and subsequently he developed and operated scandium extraction from solutions of ore bodies and processed tailings. Wilcoxon founded CTC to develop and commercialize the world’s most efficient conductor for high voltage transmission lines. Over 60,000 kilometers of this game changing transmission technology has been deployed in over 900 projects across 50 countries. The technology is estimated to have reduced CO2 emissions by over 3.5 million metric tons every year. End users include some of the largest utilities in the world including American Electric Power in the USA, National Grid in the UK and State Grid in China. He also headed DeWind, which commercialized the first synchronous large megawatt wind turbines before its sale and transfer to Daewoo.

J. Michael Johnson

Mr. Johnson has served as Director, President, and Financial Officer of NEXT-ChemX Corporation for one year and approximately 2 months since April of 2021. Mr. Johnson brings professional experience gained from his services to a variety of public and privately held middle market businesses for over 30 years. For over 5 years Mr. Johnson has been the CEO of Future Capital Holdings that has filed a medical patent before entering the distressed asset market in late 2021. Mr. Johnson’s financial career began at Fidelity Investments in 1990 in the institutional trading division. From approximately 1992-2001 Mr. Johnson worked at various broker dealers in both retail and institutional sales. During this timeframe Mr. Johnson also was a 25% partner in Southern California Equity Group, Inc. a franchise broker dealer located in La Jolla California. During these years Mr. Johnson participated in IPO’s, secondary offerings, debt, equity financings, as well as private placements both on the retail and institutional level. In 2002, Mr. Johnson became an independent consultant working for various small cap growth companies providing services for his client to raise capital and navigate through the public markets. His primary focus has been identifying funding sources, structuring financings and negotiating the terms of the capital. Mr Johnson was instrumental in arranging for Mr Wilcoxon and his team to commercialize the Membrane Extraction Technology through the Company. Mr. Johnson received his Bachelor of Science degree in Economics in 1989 from Fitchburg State University.

CORPORATE GOVERNANCE OVERVIEW

Overview of the Current Situation

Following the reorganization of the Company’s business in April 2021 and the changing of the Board of Directors as well as the complete refocus of the business away from management services to the development of new products, specifically the Membrane Extraction Technology (SIC Code: 3559), the Company found itself with a small technology team developing what may potentially become a ground breaking approach to the extraction of ions from solutions, including lithium, calcium, magnesium, and other elements. The team has been focusing on the completion of intellectual property protection, pilot plant development and other essential steps in the commercialization of the technology. Senior staff has been added slowly due the start-up nature of the business and the lack of job security this entails as well as financial constraints. These factors have inhibited the Board’s efforts to introduce the full array of corporate governance measures.

The Board is, however, strongly committed to transparency, good governance, accountability, and independent oversight. For this reason, this information statement will highlight certain deficiencies in the current Board structure as well as the lack of independent control that is the hallmark of early development stage companies that are focused on internal results in the shortest period.

We currently have no independent directors. Our directors are entrepreneurs dedicated to building the business and focused on results. The inertia required to overcome the difficulties inherent in a start-up is considerable, however, while concentrating on this development, the Board is committed also to progressing in the shortest period to the introduction of Board independence and regulation by independent Board committee and regular oversight.

At present, the Board has passed certain Corporate Governance Guidelines that will act as the guide to the introduction of good governance over time. These guidelines are available to Stockholders of record on demand via email (m.johnson@next-chemx.com) and will be posted on the Company’s website under Investor Information.

Included in the Corporate Governance Guidelines is the provision for the establishment of 3 Board Committees:

(1)	the Audit Committee (“NCX Audit Committee”);

(2)	an Executive Compensation and HR Committee (“ECHR Committee”); and

(3)	a Board Nomination and Corporate Governance Committee (“Board NCG Committee”)

The Chairman will be actively seeking, with the help of third parties, independent board candidates to enhance the Bord performance. However, the full Board currently remains responsible for the final approval of any new director candidates, as well as the nomination of existing directors for re-election.

Chief Executive Officer Succession

During the next 12 months the Company will be putting in place measures to cope with and plans for the succession for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer will discuss with the Board and document his recommendations. He will evaluate potential successors to his position, including where possible in the event of an emergency. The Chief Executive Officer will review and suggest induction and education plans recommended for both external candidates and those who are current employees of the Company.

Board Leadership Structure

Our Board believes that it is important that it retain flexibility to make the determination as to whether the interests of the Company and our Stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated based on the circumstances at any given time. At present, given the needs of the Company, it has been determined that these roles are best served by Mr Wilcoxon holding both positions. Cognizant of the need to provide for oversight in this case, during 2022 and following the appointment of independent directors to the Board, our Corporate Governance Guidelines call for the Board to appoint a “Lead Independent Director” where the Chief Executive Officer and Chairman of the Board roles are combined, (or even where an individual Chairman is not otherwise independent).

The Company anticipates that a Lead Independent Director will be so nominated during 2022.

The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call meetings of the Board and special meetings of independent or non-management directors, as needed.

Board Evaluations

Our Board of Directors will conduct annual self-evaluations, that are anticipated to be overseen by the Board NGC Committee.

Risk Oversight

Our Board oversees an eclectic, enterprise-wide approach to risk management, analyzing through our strategic goals the potential issues that may arise during implementation. The focus is on risk anticipation, training and preventive measures as well as improving and adapting long-term organizational performance to become more resilient and better able to cope with adverse circumstances. A major factor in our risk assessments and prevention plans is the intellectual property protection work and this is contracted to a third-party specialist company with specific, targeted expertise in this area.

A fundamental part of risk oversight is to understand the individual risks our Company faces, And the formulation of the steps management must take to mitigate those risks, including the framework used by management for coordinated oversight, control, and continuous improvement of processes all of which are used to manage risk and to assess management’s appetite for risk.

It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention.

Our Board is fully aware of the risks relating to strategic and operational initiatives, business continuity, cybersecurity, financial performance and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the full Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

Communications with the Board

Stockholders and other interested parties who wish to communicate directly with any member of our Board, the Board as a group, or our non-management directors as a group, may do so by writing to the Board of Directors (c/o the Chairman) or Non-Management Directors (c/o the Lead Independent Director or Corporate Secretary) at NEXT-ChemX Corporation, 1111 W 12th Street, Suite 113, Austin, Texas, 78703, United States or by contacting us via email at ir@next-chemx.com. Please note that communications may be reviewed by legal counsel to review and organize, but not screen, communications from Stockholders and other interested parties subsequently to deliver them to the Board or non-management directors, as applicable. We will screen commercial solicitations for appropriateness.

Related Party Transactions

Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (1) any person who is or was (since April 27, 2021), even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). We do not include salary as a related party disclosure.

Code of Conduct

We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on demand for our Stockholders by requesting a copy to ir@next-chemx.com.

Sustainability

All human systems and most natural processes consume resources. The Company seeks to ensure that its systems and procedures use resources that are replaceable where possible (taking care that they are replaced or are scheduled to be replaced) and does not waste essential depletable resources unnecessarily. In this manner, we endeavor to reduce our environmental footprint across our organization. Proactively, we design our approaches and solutions in such a manner as to limit the disruption of surrounding and interconnected systems. In terms of society, we engage with and support the communities wherein we operate. We endeavor to conduct our operations in a responsible and ethical manner, and, internally, we aim to advance the growth, capabilities and wellbeing of our employees.

Our principal product in development, our extraction system (please refer for more information to our website www.next-chemx.com or our most recent 10-K filing available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1657045/000149315222010068/form10-k.htm) is designed to remove targeted ions without the overapplication of heat energy or the creation of expensive pressure and without the necessity of large amounts of water that can deplete water resources in the area of operation. We aim to avoid toxic chemical usage that can lead to contaminations and that have some inevitable effect on the environment, that require an increase in the costs of clean-up or that raise problems of disposal.

These philosophies and approaches are what we mean when we claim a sustainable approach to our work and environment. It is better described as a drive to a harmonious co-existence with our environment, with corelated or neighboring systems both natural and manmade and with the least unnecessary disruption or hazard for the present or future generations.

These policies are not as yet having an important effect, but the foundations will be laid prior to our commencing production and deployment of our products and systems, and we will report on the results as we move forward.

MEETINGS AND BOARD COMMITTEES

Board Meetings and Director Attendance

The Board met nine times in 2021. All these meetings were conducted by unanimous written agreement with the discussions and issues being weighed by conference prior to the elaboration of the minutes. Each incumbent director participated in the input and elaboration of all the decisions of the Board.

Committees

There were no Committees established and operational during 2021 and to date. There are no independent director members of the Board. It is anticipated that this situation will change during 2022 beginning with the appointment of independent directors and the creation of the Audit Committee.

DIRECTOR COMPENSATION

Director Compensation

April 27, 2021 through to June 22, 2022 employee Directors have received no cash payment with all amounts being accumulated as debt. No options or other forms of compensation have been granted to date.

Future Independent Director Remuneration.

It is anticipated that the Lead Independent Director will receive an annual cash fee of $30,000 and the chairman of the Audit Committee will receive an annual cash fee of $18,000 as well as options to acquire shares in the Company. The salaries of other committees have as yet not been considered.

Each non-employee director will receive an annual cash retainer and fees on a quarterly basis. It is anticipated that each non-employee director will also receive an equity award in lieu of payment and options to acquire the shares of common stock of the Company.

Employee Directors Remuneration

Directors who are also employees of the Company receive no additional compensation for serving on the Board or committees.

Other Payments and Benefits

We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.

EXECUTIVE OFFICERS

Our Executive Officers

As June 22, 2022, we had three executive officers two of whom serve as directors of the Company:

Benton H Wilcoxon

Mr. Wilcoxon has served as Chief Executive Officer of the Company for one year and 2 months since April 2021. His biography is given under the Section of Board Directors above.

J. Michael Johnson

Mr. Johnson has served as President, and Financial Officer of the Company for one year and 2 months since April of 2021. His biography is given under the Section of Board Directors above.

Dominic J. Majendie

Mr Majendie has served as Vice President, Business Development since October 1, 2021. Educated in England and at Geneva University he obtained a Masters equivalent in Law. Dominic Majendie has held a variety of senior managerial positions including as an officer and director of US publicly traded companies over a period of 40 years. He has worked extensively in the commercialization of new technologies in materials science, energy storage and overhead power cables developing marketing strategies and organizing the introduction of new products in international markets. Notably he has worked in senior positions with Mr Wilcoxon in both Ashurst Technology Corporation and Composite Technology Corporation. Mr Majendie has organized businesses in Telecommunications, V-Sat and social media systems, as well as more recently managing the manufacturing operations of a thermoplastic injection molding and extrusion facility in the Middle East. He has managed complex projects and consulted in the UK on business reorganizations as well as for the Qatari Governmental think tank examining questions of sustainability and food security. He has worked extensively in North America, Europe, Ukraine, and the Middle East.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Principal Stockholders

Set forth below are Stockholders known by us to be the beneficial owner of more than 5% of our Common Stock, $0.01 par value, as of June 9, 2022. As of June 9, 2022, there were 27,914,383 shares of our common stock outstanding.

Name and Address	Number of Shares	Beneficially Owned	Percent of Shares
NEXT-ChemX Texas	23,844,448	See Note *	85.4%
Arastou Mahjoory	1,761,495	Arastou Mahjoory	6.3%
Kenneth Mollicone	1,761,495	Kenneth Mollicone	6.3%

* Note:	The shares owned by NEXT-ChemX (Texas) are beneficially owned by the shareholders of that company; the major shareholders of NEXT-ChemX Texas are: NextMetals Ltd (66.54%), Dr Kocherginsky (20.97%), J. Michael Johnson (5.50%), and 6.99% is owned by 2 other smaller shareholders.

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

Stockholder Proposals and Director Nominations

Stockholder proposals and director nominations for the 2023 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before November 27, 2022. Director nominations submitted for inclusion at out 2023 Annual General Meeting must be received no earlier than October 18, 2022 and no later than November 23, 2022. Director nominations by our Stockholders will go before the Board NCG Committee or, if this committee is not formed, before the Board to examine the suitability of the candidate concerned. The Company may require additional information prior to inclusion of the candidacy of any proposed director and the candidate proposed should be interviewed by the Board NCG Committee and the Chairman of the Company before February 1, 2023.

Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at NEXT-ChemX Corporation 1111 W 12TH ST, #113, Texas, 78703 USA

Annual Report to Stockholders and Form 10-K

Our 2021 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021 is available on:

our website: https://www.next-chemx.com/investor-information/corporate-documents/;

the SEC Website: https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude; and

the NASDAQ website: https://www.nasdaq.com/market-activity/stocks/chmx/sec-filings.

Householding of Notice Given

Applicable rules permit us and brokerage firms to send one Notice to multiple Stockholders who share the same address unless we have received instructions to the contrary from one or more of the Stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of our Notice but you wish to receive only one copy for your household or (ii) you currently receive only one set of documents due to householding and wish to revoke your consent for future mailings, please contact ir@next-chemx.com.

OTHER INFORMATION

Websites

Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein.

NEXT-ChemX Corporation disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.